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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2005

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                            MEXICAN RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           TEXAS                          000-28234              76-0493269
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

             1135 EDGEBROOK
             HOUSTON, TEXAS                               77034-1899
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 943-7574


           ___________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant number under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 25, 2005, Mexican Restaurants, Inc. (the "Company") dismissed KPMG LLP ("KPMG") as its principal independent accountant and engaged UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UHY MFSL") as the Company's new principal independent accountant. The decision to change principal independent accountants was approved by the Audit Committee of the Board of Directors of the Company.

      None of KPMG's audit reports on the consolidated financial statements of the Company as of and for the years ended January 2, 2005 and December 28, 2003 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the two fiscal years ended January 2, 2005, and the subsequent interim period through May 25, 2005, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's opinions.

      None of the reportable events listed in paragraphs (a)(1)(v)(A)-(D) of
Item 304 of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim period preceding the dismissal of KPMG.

      The Company has provided KPMG with a copy of the foregoing statements and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with such statements. A copy of the letter furnished in response to that request is attached hereto as Exhibit 16.1.

      UHY MFSL was not consulted on any matter described in Item
304(a)(2)(i)-(ii) of Regulation S-K during the Company's two most recent fiscal years and any subsequent interim period preceding the engagement of UHY MFSL.

      The statements in this Current Report that are not historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: growth strategy; dependence on executive officers; geographic concentration; increasing susceptibility to adverse conditions in the region; changes in consumer tastes and eating habits; the risk of food borne illness; national, regional or local economic and real estate conditions; demographic trends; inclement weather; traffic patterns; the type, number and location of competing restaurants; inflation; increased food, labor and benefit costs; the availability of experienced management and hourly employees; seasonality and the timing of new restaurant openings; changes in governmental regulations; dram shop exposure; and other factors not yet experienced by the Company. The use of words such as "believes", "anticipates", "expects", "intends" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Readers are urged to carefully review and consider the various disclosures made by the Company in this report and in the Company's most recently filed Annual Report and Form 10-K that attempt to advise interested parties of the risks and factors that may affect the Company's business.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    EXHIBIT
    NUMBER     DESCRIPTION
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     16.1      Letter dated June 1, 2005 from KPMG LLP to the Securities
               and Exchange Commission.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2005

                                    MEXICAN RESTAURANTS, INC.


                                    By: /s/ ANDREW J. DENNARD
                                        --------------------------------
                                        Andrew J. Dennard
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Corporate Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
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16.1      Letter dated June 1, 2005 from KPMG LLP to the Securities and
          Exchange Commission.